CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 129 to Registration Statement No. 2-75503 on Form N-1A of our report dated February 27, 2012, relating to the financial statements and financial highlights of Maxim Series Fund, Inc., now known as Great-West Funds, Inc. (the “Fund”), including Maxim Money Market Portfolio, now known as Great-West Money Market Fund, Maxim Stock Index Portfolio, now known as Great-West Stock Index Fund, Maxim U.S. Government Mortgage Securities Portfolio, now known as Great-West U.S. Government Mortgage Securities Fund, Maxim Bond Index Portfolio, now known as Great-West Bond Index Fund, Maxim Index 600 Portfolio, now known as Great-West S&P Small Cap 600® Index Fund, Maxim Putnam High Yield Bond Portfolio, now known as Great-West Putnam High Yield Bond Fund, Maxim Janus Large Cap Growth Portfolio, now known as Great-West Janus Large Cap Growth Fund, Maxim MFS International Growth Portfolio, now known as Great-West MFS International Growth Fund, Maxim Federated Bond Portfolio, now known as Great-West Federated Bond Fund, Maxim MFS International Value Portfolio, now known as Great-West MFS International Value Fund, Maxim S&P 500® Index Portfolio, now known as Great-West S&P 500® Index Fund, Maxim Small-Cap Value Portfolio, now known as Great-West Invesco Small Cap Value Fund, Maxim MidCap Value Portfolio, now known as Great-West Goldman Sachs Mid Cap Value Fund, Maxim Ariel MidCap Value Portfolio, now known as Great-West Ariel Mid Cap Value Fund, Maxim Ariel Small-Cap Value Portfolio, now known as Great-West Ariel Small Cap Value Fund, Maxim Loomis Sayles Small-Cap Value Portfolio, now known as Great-West Loomis Sayles Small Cap Value Fund, Maxim Loomis Sayles Bond Portfolio, now known as Great-West Loomis Sayles Bond Fund, Maxim T. Rowe Price Equity/Income Portfolio, now known as Great-West T. Rowe Price Equity Income Fund, Maxim Small-Cap Growth Portfolio, now known as Great-West Small Cap Growth Fund, Maxim Invesco ADR Portfolio, now known as Great-West Invesco ADR Fund, Maxim Short Duration Bond Portfolio, now known as Great-West Short Duration Bond Fund, Maxim T. Rowe Price MidCap Growth Portfolio, now known as Great-West T. Rowe Price Mid Cap Growth Fund, Maxim Templeton Global Bond Portfolio (formerly, Maxim Global Bond Portfolio), now known as Great-West Templeton Global Bond Fund, Maxim S&P MidCap 400® Index Portfolio, now known as Great-West S&P Mid Cap 400® Index Fund, Maxim International Index Portfolio, now known as Great-West International Index Fund, Maxim Putnam Equity Income Portfolio, now known as Great-West Putnam Equity Income Fund, Maxim American Century Growth Portfolio, now known as Great-West American Century Growth Fund, Maxim Aggressive Profile I Portfolio, now known as Great-West Aggressive Profile I Fund, Maxim Moderately Aggressive Profile I Portfolio, now known as Great-West Moderately Aggressive Profile I Fund, Maxim Moderate Profile I Portfolio, now known as Great-West Moderate Profile I Fund, Maxim Moderately Conservative Profile I Portfolio, now known as Great-West Moderately Conservative Profile I Fund, Maxim Conservative Profile I Portfolio, now known as Great-West Conservative Profile I Fund, Maxim Aggressive Profile II Portfolio, now known as Great-West Aggressive Profile II Fund, Maxim Moderately Aggressive Profile II Portfolio, now known as Great-West Moderately Aggressive Profile II Fund, Maxim Moderate Profile II Portfolio, now known as Great-West Moderate Profile II Fund, Maxim Moderately Conservative Profile II Portfolio, now known as Great-West Moderately Conservative Profile II Fund, Maxim Conservative Profile II Portfolio, now known as Great-West Conservative Profile II Fund, Maxim Lifetime 2015 Portfolio I, now known as Great-West Lifetime 2015 Fund I, Maxim Lifetime 2025 Portfolio I, now known as Great-West Lifetime 2025 Fund I, Maxim Lifetime 2035 Portfolio I, now known as Great-West Lifetime 2035 Fund I, Maxim Lifetime 2045 Portfolio I, now known as Great-West Lifetime 2045 Fund I, Maxim Lifetime 2055 Portfolio I, now known as Great-West Lifetime 2055 Fund I, Maxim Lifetime 2015 Portfolio II, now known as Great-West Lifetime 2015 Fund II, Maxim Lifetime 2025 Portfolio II, now known as Great-West Lifetime 2025 Fund II, Maxim Lifetime 2035 Portfolio II, now known as Great-West Lifetime 2035 Fund II, Maxim Lifetime 2045 Portfolio II, now known as Great-West Lifetime 2045 Fund II, Maxim Lifetime 2055 Portfolio II, now known as Great-West Lifetime 2055 Fund II, Maxim Lifetime 2015 Portfolio III, now known as Great-West Lifetime 2015 Fund III, Maxim Lifetime 2025 Portfolio III, now known as Great-West Lifetime 2025 Fund III, Maxim Lifetime 2035 Portfolio III, now known as Great-West Lifetime 2035 Fund III, Maxim Lifetime 2045 Portfolio III, now known as Great-West Lifetime 2045 Fund III, Maxim Lifetime 2055 Portfolio III, now known as Great-West Lifetime 2055 Fund III, Maxim SecureFoundationSM Balanced

Portfolio, now known as Great-West SecureFoundation® Balanced Fund, Maxim SecureFoundationSM Lifetime 2015 Portfolio, now known as Great-West SecureFoundation® Lifetime 2015 Fund, Maxim SecureFoundationSM Lifetime 2020 Portfolio, now known as Great-West SecureFoundation® Lifetime 2020 Fund, Maxim SecureFoundationSM Lifetime 2025 Portfolio, now known as Great-West SecureFoundation® Lifetime 2025 Fund, Maxim SecureFoundationSM Lifetime 2030 Portfolio, now known as Great-West SecureFoundation® Lifetime 2030 Fund, Maxim SecureFoundationSM Lifetime 2035 Portfolio, now known as Great-West SecureFoundation® Lifetime 2035 Fund, Maxim SecureFoundationSM Lifetime 2040 Portfolio, now known as Great-West SecureFoundation® Lifetime 2040 Fund, Maxim SecureFoundationSM Lifetime 2045 Portfolio, now known as Great-West SecureFoundation® Lifetime 2045 Fund, Maxim SecureFoundationSM Lifetime 2050 Portfolio, now known as Great-West SecureFoundation® Lifetime 2050 Fund, and Maxim SecureFoundationSM Lifetime 2055 Portfolio, now known as Great-West SecureFoundation® Lifetime 2055 Fund, appearing in the corresponding Annual Report on Forms N-CSR of the Fund for the year ended December 31, 2011, and to the references to us under the headings “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are parts of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

October 30, 2012